UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2006

SUPERIOR ESSEX INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50514	20-0282396
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 Interstate North Parkway, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

(770) 657-6000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                Entry into a Material Definitive Agreement.

On October 27, 2006, the Board of Directors of Superior Essex Inc. (the “Company”), in order to help attract and retain highly competent persons to serve as the Company’s officers and directors, approved an indemnification agreement in the form attached as Exhibit 10.1 hereto (the “Indemnification Agreement”).  The Indemnification Agreement participants include all directors of the Company upon joining the Board of Directors and the following officers of the Company: Stephen M. Carter (Chief Executive Officer), David S. Aldridge (Executive Vice President and CFO), Barbara L. Blackford (Executive Vice President, General Counsel and Secretary), Justin F. Deedy, Jr. (Executive Vice President and President, Communications Group), H. Patrick Jack (Executive Vice President and President, EGI), Debrah Baker-Oliver (Senior Vice President, Administrative Services), Tracye C. Gilleland (Senior Vice President, Controller), Jim Cassella (Vice President, Finance, Treasury Services), and David Siegel (Vice President, Tax) (each an “Indemnitee”).

The Indemnification Agreement provides, among other things, that, subject to the procedures set forth in the Indemnification Agreement: (i) if an Indemnitee is, or is threatened to be made, a party to or a witness or other participant in any Proceeding (as defined in the Indemnification Agreement), including a Proceeding by or in the right of the Company, the Company shall indemnify the Indemnitee to the full extent permitted by applicable law against all Expenses (as defined in the Indemnification Agreement) (which include security), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with such Proceeding; (ii) if requested by the Indemnitee, and with certain exceptions, the Company will advance Expenses to the Indemnitee, such advances to be unsecured and interest free; (iii) if a Change in Control (as defined in the Indemnification Agreement) shall have occurred, the Company shall obtain a written opinion of Independent Counsel (as defined in the Indemnification Agreement) in determining an Indemnitee’s entitlement to indemnification upon the Indemnitee’s written request for indemnification, if such determination is required by applicable law; (iv) the rights of the Indemnitee under the Indemnification Agreement are in addition to any other rights the Indemnitee may have under the applicable law, the Company’s charter or bylaws, any agreement, a vote of stockholders, a resolution of directors or otherwise; and (v) to the extent the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees or agents of the Company, the Indemnitee will be covered to the maximum extent of the coverage available for any such director, officer, employee or agent.  In addition, the Indemnification Agreement establishes guidelines as to the defense of claims by the parties, the relevant burden of proof, and reliance as a safe harbor.

The foregoing summary of the Indemnification Agreement is qualified in its entirety by reference to the full text of the Indemnification Agreement attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01                                   Financial Statements and Exhibits.

(d) Exhibits:

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1	Form of Indemnification Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ESSEX INC.

Date: December 8, 2006	By:	/s/ David S. Aldridge
David S. Aldridge
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1	Form of Indemnification Agreement